EXHIBIT 1.3

                                                             FILED June 21, 1996
                                                                    DP 871684010
                           Colorado Secretary of State
                              Corporations Section
                            1560 Broadway, Suite 200
                             Denver, Colorado 80202
                                 (303) 866-2361

                          APPLICATION FOR REINSTATEMENT

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned hereby executes the following:

FIRST:   The name of the corporation at the time of dissolution

         American Telstar, Inc.
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SECOND: New name under which the corporation is to be reinstated (applicable only if corporate name at time of dissolution is no longer available)

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THIRD: The street address of its registered office and the name of its
registered agent at such address is    P.O. Box 291390, Ft. Lauderdale, FL 33329

         Charles Calello
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         Signature of registered agent    /s/  Charles Calello
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FOURTH:  The corporation was administratively dissolved on    February 1, 1995
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FIFTH:   The grounds for dissolution either did not exist or have been eliminated.

SIXTH:   All taxes, fees, or penalties imposed by the Colorado Business
Corporation Act have been paid.


                                By    /s/ Clay Calello and Charles Calello
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                                         Its
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                                                           Title


Application for reinstatement must be accompanied by a completed corporate report and requisite fees.